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MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.
(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203 303-623-2577
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Macquarie Global Infrastructure Total Return Fund Macquarie Capital Investment Management LLC June 1, 2012

Important Notice

This document has been created by Macquarie Capital Investment Management LLC (MCIM) for informational purposes only for the exclusive benefit and use of ISS. This document does not carry any right of publication or disclosure. Neither this document nor any of its contents may be used for any other purpose without the prior written consent of MCIM.
MGU’s investment objective is to provide its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation.  The Fund is subject to market risk. An investment in common stock represents an indirect investment in the portfolio of securities held by the Fund. The value of these securities fluctuates. Because the Fund concentrates its investments in the infrastructure industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than a more diversified fund. Infrastructure issuers are typically subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of services, uncertainties concerning the cost of energy and the effects of energy conservation policies.
Infrastructure issuers may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
This industry also has some special features that cause certain risks to be more prevalent than in other industry sectors.  As a result of these risks, at the time of sale, the
Fund's common stock may be worth more or less than the original investment or the Fund's net asset value.
Investments in closed-end funds involve risk, and you should consider this Fund only as a long-term investment option. Closed-end funds, unlike open-end funds, are generally not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange.
Shares of closed-end funds frequently trade at a discount to the net asset value. The price of the Fund's stock is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its stock will trade at, below or above net asset value.
Certain statements contained in this document may be forward-looking in nature. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause actual result to differ materially from those expressed in, or implied by, such statements. Management does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
The information in this document reflects prevailing market conditions and our judgment as of this date, which are subject to change. In preparing this document, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. We consider the information to be accurate, but we do not represent that it is complete or should be relied upon as the sole source of composite performance or suitability for investment.
Past performance is not indicative of future results. No representation or warranty is made as to the efficacy of any particular strategy or the actual returns that may be achieved. An investment is not a deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency or by MCIM or any of its affiliates.
Other than Macquarie Bank Limited ABN 46 008 583 542 ("MBL"), none of the entities noted in this document are authorized deposit-taking institutions for the purposes of
Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities. There is no assurance that any fund mentioned herein would receive investment opportunities from any division of Macquarie.

Macquarie Global Infrastructure Total Return Fund (“MGU”)
Macquarie Global Infrastructure Total Return Fund (“MGU”) is a specialty closed-end fund focused primarily on investing globally in equity securities in the infrastructure space. The Fund is a unique global infrastructure product that is, and consistently has been, marketed to long-term investors
MGU’s performance has been strong especially since the credit crisis with a three-year market price total return of 97.1% as of April 30, 2012
MGU has meaningfully increased its distribution for the past two years once management felt it was prudent. Since that time the distribution has increased 50%
The Fund’s discount has also been steadily narrowing. We believe the market is reacting to the effects of strong performance and dividend yield
The Fund has three independent Directors who have been with the Fund since its inception and who are experienced in finance as well as infrastructure investing. MGU’s
Directors do not serve as directors of any other funds and are not aligned with any stockholder special interest group.  From inception, each Director of MGU has been strongly supported by stockholders, and has received an affirmative vote in excess of
80% of the Fund’s outstanding shares

Past performance is no indication of future performance

Macquarie Global Infrastructure Total Return Fund (“MGU”)
Investment Objective* The Fund’s investment objective is to provide to its common shareholders (“stockholders”) a high level of total return consisting of dividends and other income, and capital appreciation. The
Fund invests at least 80% of its assets in equity and equity-like securities issued by US and non US issuers
Fund Launched August 26, 2005 (NYSE: MGU)
Investment Strategy We invest in companies that own and/or operate physical infrastructure assets such as toll roads, airports, seaports, utilities and pipelines. We generally do not hold infrastructure support companies such as construction, steel firms, or engineering firms. This purity of definition of our investable universe underpins our principle investment philosophy
Disciplined proprietary investment strategy focused on rigorous fundamental bottom-up research
Global portfolio is diversified by country and sub-sector
About the Manager The Fund is managed by Macquarie Capital Investment Management LLC (“MCIM”), a division of Macquarie Group. Macquarie Group is a global provider of  banking, financial, advisory, investment and fund management services, listed in Australia
MCIM has extensive experience and expertise in infrastructure investing
Dedicated global listed infrastructure manager with $2.9B assets under management**
Large, experienced thirteen-member investment team including seven CFA’s
Teams located in New York and Sydney provide global coverage to the Fund
Bottom-up process leverages information advantage generated by investment team
*There can be no assurance that the investment objective will be achieved.  The investment program is speculative and entails risks, including the loss of principal.
**As of April 30, 2012

Macquarie Global Infrastructure Total Return Fund (“MGU”)
Andrew Maple-Brown – Portfolio Manager
Brad Frishberg - Chief Investment Officer of MCIM (Interested Director)

Education: Bachelor of Engineering (1st Class Hons, Mechanical) (University of Sydney), Bachelor of Commerce
(University of Sydney), Masters of Applied Finance (Macquarie University, Sydney);
Experience: Andrew joined the Infrastructure Securities team in 2007 as a Portfolio Manager.  Andrew joined the
Macquarie Group in 2001 in the Debt Markets division, where his focus was primarily on infrastructure transactions, particularly public-private partnerships. Prior to Macquarie, Andrew spent over 4 years at Lend Lease in its Project Finance group.
Education: M.A. Economics (Trinity College), B.A. Business Economics (Brown University), Chartered
Financial Analyst (CFA)
Experience: Brad Frishberg joined Macquarie in 2009 as the head of Macquarie’s Infrastructure Securities business and its Chief Investment Officer. Prior to joining Macquarie in 2009, he was managing director and
U.S. equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo, and New York. Brad began his career at Aetna Asset Management as an international analyst and then as a portfolio manager for Japanese equity and fixed income.

The Fund’s performance has been strong. For periods ending April 30,
2012:
–
The Fund’s three year market price total return was 97.14%.
–
The one year return was 1.44%
–
Year to date return was 9.99%
–
Over the same periods, the S&P Global Infrastructure Index, the index hand-picked by Western for comparison purposes in their filing, had three, one and year to date returns of only 51.63%,
(4.68%) and 6.77%, respectively

MGU Facts
Sources: ALPS, Bloomberg
Past performance is no indication of future performance

MGU Facts
As of April 30, 2012 YTD 1 Year 3 Year 5  Year
Since
Inception
Returns are Total Returns in USD (%)
Macquarie Global Infrastructure Total Return Fund (Market) 9.99 1.44 97.14 -13.99 24.50
Macquarie Global Infrastructure Index
2
3.08 -4.56 36.84 -6.82 45.55
S&P Global Infrastructure Index
6.77 -4.68 51.63 -8.65 45.46
MSCI World Index
10.30 -4.63 54.52 -8.57 25.31
Peer Group (Market)*
8.92 .36 91.92 1.17 43.65
Sources:
1
ALPS,
2
Bloomberg
Past performance is no indication of future performance
Fund Inception August 26, 2005
* Peer Group includes BQY, BUI, INF, GLQ, UTF, GLU, LOR, MFD and MGU. Please note that the Peer Group includes a very limited selection set as there are few global listed infrastructure Closed
End Funds in the market.
Market Price Data

2
2
2
1

Sources: ALPS, Bloomberg
Past performance is no indication of future performance
Fund Inception August 26, 2005
* Peer Group includes BQY, BUI, INF, GLQ, UTF, GLU, LOR, MFD and MGU. Please note that the Peer Group includes a very limited selection set as there are few global listed infrastructure
Closed End Funds in the market.
MGU Facts
As of April 30, 2012 YTD 1 Year 3 Year 5  Year
Since
Inception
Returns are Total Returns in USD (%)
Macquarie Global Infrastructure Total Return Fund (NAV)
1
10.67 -1.89 78.58 -8.22 47.51
Macquarie Global Infrastructure Index
2
3.08 -4.56 36.84 -6.82 45.55
S&P Global Infrastructure Index
2
6.77 -4.68 51.63 -8.65 45.46
MSCI World Index
2
10.30 -4.63 54.52 -8.57 25.31
Peer Group (NAV)*
2
7.78 -2.70 66.86 -4.07 36.51
NAV Data
2 1

MGU Peer Group
MGU Facts
Fund Name Ticker Inception Date Fund Type
Brookfield Global Listed Infrastructure Income Fund INF 08/25/2011 Listed Infrastructure Income
Black Rock Utility and Infrastructure Trust BUI 11/22/2011 Utilities and Infrastructure
Cohen & Steers Infrastructure Fund UTF 03/24/2004 Converted to Infrastructure January 2010
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund MFD 03/25/2004 Infrastructure including Fixed Income
BlackRock S&P Quality Rankings Global Equity Managed Trust BQY 05/25/2004 Equity Growth
Clough Global Equity Fund GLQ 04/26/2005 Global Equity
Gabelli Global Utility & Income Trust GLU 05/25/2004 Utilities
Lazard World Dividend & Income LOR 06/27/2005 Global Equity

MGU Facts
The Fund has meaningfully increased its quarterly distributions to stockholders:
As the global financial crisis began to take its toll on global economies and markets in 2008-09, the Board, with the recommendation of Management, determined that it was prudent to reduce the Fund’s distributions based on the multiple exogenous risks that existed at that time
When the Board and Management believed that those risks had begun to diminish as reflected in greater stability in the markets and global economies, the Fund began prudently raising its distributions in a responsible manner consistent with the Fund’s investment program
Since 2010, the Fund’s quarterly distribution has been raised three times for an aggregate increase of 50% (from $0.16 to $0.24 per share per quarter)

Past performance is no indication of future performance

Per Share (USD)
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12

11 MGU Facts MGU’s regular quarterly distribution has been increased by 50% since September 2010 Past performance is no indication of future performance MGU Quarterly Regular Distributions

MGU Facts
The Fund’s discount has been steadily narrowing
–
For periods ending April 30, 2012, the Fund has seen its discount shrink over each of the last three years – it has narrowed 8.3% over the last three years; 5.8% over the last two years; and
2.9% over the last year

Past performance is no indication of future performance

10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12

MGU Facts
Source: ALPS, Bloomberg
Past performance is not an indication of future performance
MGU’s discount has steadily narrowed over the last three years
MGU Share Price Premium/Discount
(Inception – April 2012)

Items for Consideration
Two matters will be considered at the June 21, 2012 annual
stockholder meeting
Election of Class I Director
Stockholder Proposal regarding voting standard for director elections

Class I Director Election
What is the Board Proposing?
To re-elect Gordon A. Baird as Class I Director. Mr. Baird is an independent, experienced and highly qualified Director who has served as a Director of the Fund since its inception
Education:
Chartered Financial Analyst
Emory University, Economics
Overview of Experience:
Mr. Baird has served as a Director of the Fund since its inception, and does not serve on the board of any other registered funds
Mr. Baird is an independent Director and has never held a position with the Macquarie Group
Mr. Baird has extensive infrastructure and fund experience
Since 2011, Mr. Baird has been an advisor to Thomas H. Lee Partners L.P., a Boston-based private equity firm. Prior to his involvement with Thomas H. Lee Partners L.P., from 2003 to 2011, Mr. Baird had been the Chief Executive
Officer and Member of the Board of Directors of Paramax Capital Partners LLC, an asset management firm specializing exclusively in the financial services industry. Prior to this, Mr. Baird worked as a private equity analyst in the investment management group at State Street Bank and Trust Company and the ABS securitization group at State
Street Capital Corporation. Additionally, Mr. Baird is a member of the New York Securities Analyst Society and the
Association for Investment Management and Research

Class I Director Election
Mr. Baird has extensive experience in evaluating and valuing infrastructure companies, including experience with:
– Due diligence on electric power generation facilities in Guangdong province China while at State Street Boston
Capital Corp
– Due diligence on the Hong Kong container port facility while assistant vice president at State Street Bank and
Trust Company
– Emerging market project finance securitization strategies at Citigroup Global Markets
– Cell tower financing proposal at State Street Bank and Trust Company
– Advising banks on project finance loans and exposures while a Director in the FIG Group at Citigroup Global
Markets
– Valued gas and commodity limited partnership investments for clients of State Street Bank and Trust Company
– Valued the international container shipping portfolio business of Fortune 100 company
Mr. Baird has extensive investment, closed-end fund and registered investment adviser experience, which includes:
– 20+ years of investing and banking experience
– Former Chief Executive Officer and Board member of a SEC registered investment adviser
– Former private equity analyst following banking, media, defense companies
– Managed, invested in and served as a member of the board of directors of multiple closed end, unregistered private funds since 2003
– Extensive accounting and tax knowledge including knowledge of taxation of master limited partnerships, domestic and off-shore investment funds, cross border transactions and withholding tax considerations and
Passive Foreign Investment Company rules

Class I Director Election
What is Western Proposing?
In contrast to Mr. Baird, Western’s director nominee, Robert H. Daniels, to the Fund’s knowledge, has no significant experience with infrastructure assets and has never served as a director to a registered fund
Western states in a filing with the SEC that if its director nominee were elected, he would propose that the Board consider replacing the Fund’s investment manager
A director nominee taking such an extreme position on the Fund’s investment manager despite never having served in any capacity with respect to the Fund, never, to our knowledge, having served as a director to a registered fund, and having, to the Fund’s knowledge, no significant experience with infrastructure assets generally, raises the question whether the director nominee fails to appreciate his fiduciary duty to the Fund and its stockholders to be informed prior to taking or suggesting any action

Mr. Baird, the Board’s Director Nominee, is highly qualified, experienced and independent, and will fairly and objectively consider the interests of all stockholders in helping determine the future direction of the Fund

Stockholder Proposal
Original Fund Structure. The Fund was originally offered to investors with a majority voting provision as an integral part of its structure. The Board approved, and the Fund’s stockholders have historically embraced, the majority voting provision as an element of the closed-end fund structure, which is integral to properly implementing the Fund’s global infrastructure investment strategy
Stability and Continuity. In accordance with the Fund’s Bylaws, each Director has from inception been elected by a majority of the Fund’s outstanding shares of Common Stock. The Board is structured this way to provide stability and continuity. That stability enhances long-term planning and has allowed the Fund to attract and retain highly qualified Directors who are familiar with the Fund, its business and investment strategy, who understand the complexities of global infrastructure investing, and who are able to exercise informed business judgment in the oversight of the Fund

Stockholder Proposal: to request the Board to take the necessary steps to amend the
Bylaws so that when Board elections are contested with more nominees than open seats, a plurality of votes cast will be sufficient for election
The Board strongly opposes the Stockholder Proposal.  The Fund and its stockholders have been well served by the majority voting provision in the Fund’s Bylaws.  The Board believes the majority voting provision is in the best interests of the Fund and its stockholders for the following reasons

Stockholder Proposal

Enhanced Independence.
shares enhances the independence of Non-Interested Directors by providing them with the ability to remain in office until a clear majority of all stockholders elects a new Director. This provides additional independence from Fund management as well as special interests groups who may have an agenda contrary to the long-term interests of all stockholders. As a result, Non-Interested Directors are able to make decisions that are in the best interest of the Fund, and not management or those special interests groups
Accountability to Stockholders.
in a context where every stockholder counts - as opposed to permitting a Director to be elected by significantly less than a majority of the Fund’s outstanding shares - increases the Director’s accountability to stockholders. The majority voting provision in the Fund’s Bylaws ensures that each
Director is accountable to all of the Fund’s stockholders.
All Stockholders Are Considered.
excess of 80% of the Fund’s outstanding shares. The majority voting provision ensures that, prior to a new director assuming office, that director must receive a clear consensus of the majority of all the
Fund’s outstanding shares of Common Stock. The Board is concerned that the stockholder’s proposal could adversely impact the Fund and its stockholders by lowering the standards required to elect a
Director
Electing Directors by a vote of a majority of all the Fund’s outstanding
The Board believes that the ability to vote for or against a Director
From inception, each Director has received an affirmative vote in

Stockholder Proposal
While this proposal has been presented in isolation, it is part of Western’s tactics to pressure the Fund into taking what it believes are detrimental short-term actions designed to benefit Western and the hedge funds they advise at the expense of the Fund’s long-term investors
While Western positions itself to be representing the interests of all stockholders, the Fund believes that they are simply seeking to use the system for their own benefit. Importantly, Western is a fiduciary only to the hedge funds they manage, and owes no similar duty to the Fund’s stockholders